EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Plus Therapeutics, Inc. for the quarterly period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof, Marc H. Hedrick, as President & Chief Executive Officer of Plus Therapeutics, Inc., and Andrew Sims, as VP of Finance and Chief Financial Officer of Plus Therapeutics, Inc., each hereby certifies, respectively, that:

1.	The Form 10-Q report of Plus Therapeutics, Inc. that this certification accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934.
2.

The information contained in the Form 10-Q report of Plus Therapeutics, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Plus Therapeutics, Inc.

	By:	/s/ Marc H. Hedrick
Dated: July 22, 2021		Marc H. Hedrick
President & Chief Executive Officer

	By:	/s/ Andrew Sims
Dated: July 22, 2021		Andrew Sims
Chief Financial Officer & VP of Finance